Other Income	12 Months Ended
Mar. 31, 2024
Other Income [Abstract]
Other income

20. Other income

	2024	2023	2022
	US$	US$	US$

Interest income from financial institutions	33,959	25,280	1,485
Unrealized gain on change in fair value of financial asset at FVTPL	733,915	—	—
Gain on investment	188,551	—	—
Government subsidies (note (a))	—	15,308	—
Gain on exchange difference	—	—	30,887
Reversal of impairment	44,908	—	—
Sundries	39,729	—	—
Total other income	1,041,062	40,588	32,372

Note:

(a)	The government subsidies were granted under the Employment Support Scheme (“ESS”) for the Anti-epidemic fund from the Hong Kong Government to provide financial support to enterprises to retain their employees. Employers participating in ESS were required to undertake and warrant that they would: (i) not implement redundancies during the subsidy period; and (ii) spend all the wage subsidies on paying wages to their employees. There were no unfulfilled conditions nor other contingencies attached to the ESS funding.